Exhibit 99.1

Independent Accountants’ Agreed -Upon Procedures Report

Forward Financing LLC (the “Company”)

Guggenheim Securities, LLC (the “Structuring Agent”)

(together, the “Specified Parties”)

Re: FF Asset Securitization II LLC, Asset-Backed Notes, Series 2026-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “Forward Financing 2026-1 - Pool Selection & Concentration Limits (3.6 SENT KMPG).xlsm” (tab “FFAS 2026- 1 Datafile”), provided by the Structuring Agent on March 6, 2026, on behalf of the Company, containing information on 6,997 revenue based financings and small business loans (the “Receivables”) as of February 6, 2026 (the “Data File”), which we were informed are intended to be included as collateral in the offering of FF Asset Securitization II LLC, Asset-Backed Notes, Series 2026-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts, percentages, and dates were within list the thresholds, for example $1.00, 0.01%, and 0.1 years respectively.

•	The term “Cutoff Date” means February 6, 2026.

•	The term “Statement Information” means documents provided by the Company on March 10, 2026, detailing the Company’s merchant historical payment activity for the Selected Receivables (defined below).

•	The term “Risk Tier Conversion” means the Company’s risk grade score mapping for new or existing (renewal) merchants provided by the Company on October 24, 2025, attached as Exhibit B.

•

The term “System Screenshot” means the “Deal Summary” screenshots provided by the Company on March 10, 2026, containing information from the Company’s servicing system related to the Selected Receivables.

•	The term “Source Documents” means the Statement Information, Risk Tier Conversion, and System Screenshot.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology.

•	The term “Provided Information” means the Cutoff Date, Source Documents, and Instructions.

The procedures we were instructed by the Company to perform are as follows:

A.

We selected 100 largest Receivables by “Principal Outstanding, net of Syndication” field from the Data File and randomly selected another 100 Receivables from the Data File using a random sampling tool (together, the “Selected Receivables”). A listing of the Selected Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to select from the Data File.

B.

For each Selected Receivable, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Source Documents, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority.

Attribute	Source Documents / Instructions

Merchant Name	“Legal Name” field from the System Screenshot

Variations due to truncation, punctuation, abbreviation, or capitalization are not to be considered exceptions.

Industry	“Industry” field from the System Screenshot

Origination Credit Score	“FICO information” section from the System Screenshot

Advance Date	“Funding Date” field from the System Screenshot

Years in Business (at origination)	The Company instructed us to recompute as the number of years between the Advance Date and “Business Start Date” fields from the System Screenshot, assuming a 360-day year consisting of 30-day months.

Attribute	Source Documents / Instructions

Pool Outstanding Receivables Balance (as of the end of the applicable Collection Period)

Recompute as the product of:

(i) the quotient of

(a)   the difference between the “Original Purchased Amount” field from the System Screenshot and the sum of the payments through the Cutoff Date in the Statement Information (“Actual Payments”) and

(b)   RTR Ratio, and

(ii)  the difference between one (1) and the “Syndication Percentage” field from the System Screenshot information

RTR Ratio	“Original Factor Rate” field from the System Screenshot

State	“State” field from the System Screenshot

Estimated Paid Off Date (at origination)	“Maturity Date” field from the System Screenshot

Expected Collection Period	“Target Term” field from the System Screenshot

Expected Remaining Term	Recompute as the number of months between the Estimated Paid Off Date (at origination) and the Cutoff Date

Material Modification Flag (as of the end of the applicable Collection Period) (Y/N)	“Settlements” field from the System Screenshot

Performance Ratio	If the number of business days between the Advance Date and the Cutoff Date is less than or equal to ten (10) days, consider the Performance Ratio to be 100%. Otherwise, recompute as the Actual Payments divided by Expected Payments, which is recomputed as the product of:

i. the “Contractual Payment Amount” field from the System Screenshot, and

ii. the number of payments recomputed as:

(a)   If “Payment Frequency” field from the System Screenshot is equal to “Weekly”, the number of whole weeks starting from five (5) business days after the “Funding Date” field from the System Screenshot to the Cutoff Date, plus one (1); or

(b)   If “Payment Frequency” field from the System Screenshot is equal to “Daily”, the number of business days starting from two (2) business days after the “Funding Date” field from the System Screenshot to the Cutoff Date

Attribute	Source Documents / Instructions

Days Past Due Status (as of the end of the applicable Collection Period)	If the “Payment Frequency” field from the System Screenshot is equal to “Weekly,” consider the following:

i. If Missed Payment Factor equals to zero (0), consider Days Past Due Status to be “Current”;

ii. If Missed Payment Factor is less than four (4), consider Days Past Due Status to be “1-30”;

iii. If Missed Payment Factor is greater than or equal to 4 but less than or equal to eight (8), consider Days Past Due Status to be “31-60”; and,

iv. If Missed Payment Factor is greater than eight (8), consider Days Past Due Status to be “61+.”

If the “Payment Frequency” field from the System Screenshot is equal to “Daily,” consider the Days Past Due Status as follows:

i. If Missed Payment Factor equals to zero (0), consider Days Past Due Status to be “Current”;

ii. If Missed Payment Factor is less than 22, consider Days Past Due Status to be “1-30”;

iii. If Missed Payment Factor is greater than or equal to 22 but less than or equal to 44, consider Days Past Due Status to be “31-60”; and,

iv. If Missed Payment Factor is greater than 44, consider Days Past Due Status to be “61+.”

Missed Payment Factor	Recompute as

i. the difference between (a) Expected Payments and (b) Actual Payments, divided by

ii. the “Contractual Payment Amount” field from the System Screenshot

Past Due Amount	Recompute as the product of the “Contractual Payment Amount” field from the System Screenshot and the Missed Payment Factor

Deal Type	“Deal Type” field from the System Screenshot

Risk Tier	“Risk Grade Score” field from the System Screen and the Risk Tier Conversion

We found such information to be in agreement without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

June 11, 2026

Exhibit A

The Selected Receivables

Selected Receivable Number	Receivable Number	Selected Receivable Number	Receivable Number	Selected Receivable Number	Receivable Number	Selected Receivable Number	Receivable Number
1	1142614	51	1125212	101	1179665	151	1113424
2	1172504	52	1121901	102	1086292	152	1171258
3	1179252	53	1135159	103	1119479	153	1162508
4	1165581	54	1136748	104	1177103	154	1175129
5	1124841	55	1181009	105	1177180	155	1166498
6	1096883	56	1174989	106	1204137	156	1163159
7	1158938	57	1077080	107	1143692	157	1165749
8	1138862	58	1138470	108	1180575	158	1146429
9	1141991	59	1173855	109	1093278	159	1174842
10	1090611	60	1178307	110	1109098	160	1141879
11	1087608	61	1176802	111	1137007	161	1174044
12	1174940	62	1180421	112	1120466	162	1172126
13	1170481	63	1100432	113	1129874	163	1139002
14	1162935	64	1123875	114	1131792	164	1071830
15	1131771	65	1159169	115	1201484	165	1142376
16	1130420	66	1175703	116	1173064	166	1138239
17	1174184	67	1141970	117	1130455	167	1165805
18	1127242	68	1128348	118	1135572	168	1113242
19	1158301	69	1093964	119	1127690	169	1167863
20	1084997	70	1161892	120	1183095	170	1073986
21	1120795	71	1098283	121	1178797	171	1130770
22	1141753	72	1089085	122	1156992	172	1144343
23	1161185	73	1091283	123	1129244	173	1126717
24	1129237	74	1073923	124	1096029	174	1121642
25	1168682	75	1160534	125	1144301	175	1165560
26	1157811	76	1146716	126	1203486	176	1177782
27	1134935	77	1143965	127	1146289	177	1143251
28	1143405	78	1109875	128	1135523	178	1183102
29	1181562	79	1144581	129	1114593	179	1174870
30	1140955	80	1161661	130	1182976	180	1082274
31	1183403	81	1143482	131	1180596	181	1110218
32	1126346	82	1184481	132	1093439	182	1164244
33	1140220	83	1130889	133	1162998	183	1135334
34	1083912	84	1183669	134	1206601	184	1166043
35	1144350	85	1133255	135	1117589	185	1076065
36	1109217	86	1207217	136	1137168	186	1099018
37	1074441	87	1133031	137	1142516	187	1100488
38	1145295	88	1145918	138	1159281	188	1143265
39	1108643	89	1142222	139	1184866	189	1173673
40	1169438	90	1143531	140	1158056	190	1101069
41	1135768	91	1100635	141	1169809	191	1156642
42	1139989	92	1133647	142	1146114	192	1184677
43	1206622	93	1171713	143	1176774	193	1136524
44	1109147	94	1126444	144	1128873	194	1132443
45	1206125	95	1169963	145	1125226	195	1144693
46	1166715	96	1140717	146	1161640	196	1134942
47	1081014	97	1134172	147	1122475	197	1177845
48	1139527	98	1176641	148	1081560	198	1145260
49	1166316	99	1174695	149	1107971	199	1145932
50	1176872	100	1170131	150	1109070	200	1127732

Exhibit B Risk Tier Conversion

New V7 Risk Grade	Risk Tier	Renewal Composite Score V2	Risk Tier
1	5	1	5
2	5	2	5
3	5	3	5
4	4	4	5
5	4	5	5
6	4	6	5
7	3	7	5
8	3	8	5
9	2	9	5
10	1	10	5
11	1	11	5
12	1	12	5
		13	5
		14	5
		15	5
		16	5
		17	4
		18	4
		19	4
		20	3
		21	3
		22	2
		23	2
		24	2
		25	2
		26	1
		27	1
		28	1
		29	1
		30	1
		31	1